UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 16, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  01-13612               02-0398678
-------------------------------      -----------          ----------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)              File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement; and


ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The Bankruptcy Court approved an amendment to the debtor-in-possession credit facility of Congoleum Corporation ("Congoleum") at a hearing held on December 19, 2005. The amendment extended the maturity of that facility for a year, until December 31, 2006.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Congoleum reported that Adam H. Slutsky and Jeffrey H. Coats were elected by Congoleum's Board of Directors to serve in its Board of Directors effective December 16, 2005. Mr. Slutsky will serve as a Class C director with a term expiring at Congoleum's 2008 annual meeting of shareholders, filling the vacancy created by the retirement of Cyril C. Baldwin, Jr. last month. Mr. Slutsky is CEO of Mimeo.com, an online document production company. He previously worked for AOL after it acquired Moviefone, an internet ticket company he founded. Mr. Coats will serve in a newly created Class A director position with a term expiring at Congoleum's 2006 annual meeting of shareholders. Mr. Coats is Chief Executive Officer, President and director of Mikronite Technologies Group Inc., an industrial technology company, and also serves as a director of Autobytel Inc. Prior to that, he was a founder and Managing Director of TH Lee Global Internet Managers, L.P. after serving in various positions, including Managing Director, at units of General Electric Capital Corporation. Both Mr. Slutsky and Mr. Coats will serve on the Audit Committee of Congoleum's Board.


ITEM 8.01 Other Events.

      On December 21, 2005, Congoleum reported in a press release that active negotiations are underway with respect to the terms of a new plan of reorganization, which Congoleum expects to file with the Bankruptcy Court by February 3, 2006. In connection with these negotiations, Congoleum anticipates that the trustee for holders of its 8.625% notes due in August 2008 will ask that a committee of bondholders be formed to negotiate treatment of their claims under the new plan. The Bankruptcy Court has scheduled a hearing on April 13, 2006 to consider the adequacy of the plan disclosure statement.


Item 9.01 Financial Statements and Exhibits.

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  EXHIBIT NO.                         DESCRIPTION
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      99.1      Press release dated December 21, 2005.
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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2005                Congoleum Corporation


                                       By:     /s/ Howard N. Feist III
                                               -------------------------------
                                       Name:   Howard N. Feist III
                                       Title:  Chief Financial Officer


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